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                                   SUMMARY OF
                      THE MOUNTBATTEN SURETY COMPANY, INC.
             FIRST, SECOND, THIRD, AND FOURTH SURETY EXCESS OF LOSS
                              REINSURANCE AGREEMENT
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
REINSURED COMPANY:            The Mountbatten Surety Company, Inc.                                      (PREAMBLE)
                              Bala Cynwyd, Pennsylvania

BUSINESS REINSURED:           In force, new and renewal business  classified by the Company as Surety   ARTICLE 1
                              Business.

ACCOUNT BASIS:                Losses Discovered.

COVER:                        Per attached Schedule A.                                                  ARTICLE 2

COMMENCEMENT AND              Continuous  at  November  1, 1996 on a losses  discovered  basis,  with   ARTICLE 3
TERMINATION:                  respect to bonds in force,  and written or renewed  thereafter.  Either party may  terminate  as of any  November 1 by giving  90 days  written notice.  Runoff at  termination  not to exceed  24 months.  Cut-off  at
                              Company's option.

TERRITORY:                    This Agreement  shall cover  wherever the Company's  Bonds cover but is   ARTICLE 4
                              limited  to  Bonds  issued  in  the  United  States  of  America,   its
                              territories and possessions, on risks normally located therein.

WARRANTY:                     It is warranted for purposes of this Agreement that:                      ARTICLE 5

                              Maximum Any One Bond                                       $5,000,000
                              Maximum Any One Bonded Work Program                       $10,000,000
                              Maximum Bond Duration                                      24 Months


EXCLUSIONS:                   Attached.                                                                 ARTICLE 6

PREMIUM:                      Per attached  Schedule A.  Deposit Premium payable quarterly  beginning   ARTICLE 7
                              November 1, 1996.

REPORTS:                      Annually within 60 days.                                                  ARTICLE 10

DEFINITIONS:                  Ultimate Net Loss, expenses included                                      ARTICLE 11
                              Work Program - Attached
                              Gross Net Written Premium Income
                              Bond - Attached
                              Losses Discovered - Attached
                              Principal - Attached
                              Underwriting Year - Attached
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
CLAUSES:                      Net Retained Lines                                                        ARTICLE 12
                              Currency                                                                  ARTICLE 13
                              Loss/Unearned Premium Reserve Funding                                     ARTICLE 14
                              Taxes (Reinsurers pay FET as applicable)                                  ARTICLE 15
                              Notice of Loss and Loss Settlements                                       ARTICLE 16
                              Offset                                                                    ARTICLE 17
                              Delay, Omission or Error                                                  ARTICLE 18
                              Inspection                                                                ARTICLE 19
                              Arbitration                                                               ARTICLE 20
                              Service of Suit                                                           ARTICLE 21
                              Insolvency                                                                ARTICLE 22
                              Sedgwick Re Intermediary Clause                                           ARTICLE 23
                              Extra Contractual Obligations (90%)

PARTICIPATION:                                                                                          ARTICLE 24

REGULATION 98:                Premium and loss  payments  made to Sedgwick Re shall be deposited in a
                              Premium and Loss  Account in  accordance  with  Section  32.3(a)(1)  of
                              Regulation  98 of  the  New  York  Insurance  Department.  The  parties hereto  consent to  withdrawals  from said Account in  accordance  with
                              Section  32.3(a)(3) of the Regulation,  including  interest and Federal
                              Excise Tax.
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Reinsurers Effective: November 1, 1996
--------------------------------------

Per attached Schedule

This confirms the terms and conditions as negotiated with reinsurers on your behalf.

Final placement Summaries reflecting the same terms and conditions have been presented to reinsurers for confirmation and signature. Amendments, if any, will be confirmed in writing.

It is requested you review this document and notify us immediately if the placement details or security do not meet with your approval. If all is in order, please sign and return one copy of this Summary.

For and on behalf of: Sedgwick Re, Inc.


-------------------------------------------                   ----------------
Joseph F. Stanoch, Vice President                             Date


-------------------------------------------                   ----------------
The Mountbatten Surety Company, Inc.                          Date



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                      The Mountbatten Surety Company, Inc.
                        Surety Excess of Loss Reinsurance

                        Terms Effective: November 1, 1996


                                   Definitions


Loss Discovered

For the purposed of this Agreement, the Company shall have discovered a loss on the date on which the Company, in the normal course of business, establishes an incurred loss through the actual payment of all of, or a portion of a claim, the creation of an outstanding loss reserve, or a combination thereof which exceeds $75,000 with respect to the First and Second Excess layers, $1,000,000 with respect to the Third Excess layer, and $2,250,000 with respect to the Fourth Layer.

Work Program

The term "work program" as used in this Agreement shall mean, for any contractor Principal, the greater of (a) the aggregate line of credit issued by the Company and outstanding at the time a contract bond is executed, or (b) the uncompleted portion of construction contracts or supply contracts (including the Principal's share of joint ventures, and outstanding bids and the contract being bonded, and excluding cost plus work not subject to a guaranteed maximum price) as known to the Company and outstanding at the time any contract is executed.

Bond

The term "Bond" as used in this Agreement shall mean any bond, undertaking, guarantee, indemnity, binder, or other obligation, including riders and endorsements and letters and agreements in connection therewith, at any time issued, assumed, or accepted by the Company and classified by any Federal or State body as surety business at the effective date of such business.

Principal

The term "Principal" as used in this Agreement shall mean any legal entity under the same management and control, or one or more legal entities for which bonds are executed relying upon the indemnity of the same person, firm, or corporation, or relying upon the indemnity of a related group of persons, firms, or corporations, or the Company is furnished and named in a supporting indemnity agreement.


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                      The Mountbatten Surety Company, Inc.
                        Surety Excess of Loss Reinsurance

                        Terms Effective: November 1, 1996


                                   Exclusions



This Agreement does not cover:

1. Bank Depository Bonds.

2. Note Guarantee Bonds.

3. Mortgage Deficiency Bonds.

4. Guarantees of Installment Paper.

5. Insurance Company Qualifying Bonds.

6. Securities Exchange Commission Liability Bonds.

7. Insurance Patent Infringement Bonds.

8. Bail Bonds.

9. Lease Bonds.

10. Mortgage Guarantee Insurance.

11. Defeasance Bonds.

12. Small Business Administration Guarantees.

13. Financial Guarantees which shall mean any bonds of coverage which guarantee to any beneficiaries of the bonds or coverage against or indemnify such beneficiaries for financial loss or the incurrence of additional costs or expenses by reason of 1) non-payment of any sums required to be paid to the beneficiaries of the bonds or coverage pursuant to any financial obligations, 2) any fluctuations in financial markets or commodity prices,
    3) any changes in law, 4) the failure to receive any anticipated payments of monies or money equivalents, 5) the inaccuracy of any valuations and 6) overpayments of any financial obligations for any reasons, including, but not limited to, Accounts Receivable Coverage, Change-in-Law Coverage, Commercial Mortgage Guarantees, Commercial Paper Coverage, Coupon Over-Redemption Coverage, Cram Down bonds, Excess Federal Deposit Insurance Corporation Coverage, Excess Federal Savings and Loan Insurance Corporation Coverage, Excess Securities Investment Protection Corporation Coverage, Golden Parachute Coverage, Guarantees of Bank Letters Credit, Guarantees of Mortgaged Backed Securities, Housing Bonds, Industrial bond Insurance Coverage, Interest Rate Cap Coverage, Lease Bonds or Guarantees, Limited Partnership Investor Note Bonds or Guarantees, Mobile Home Loan Guarantees, Money Market Coverage, Mortgage Backed Securities, Guarantees, Mortgage Services Performance bonds, Movie Completion bonds or Insurance Municipal Bond Insurance, Repurchase Agreement Guarantees,

    Residual Value Insurance or Guarantees, Retroactive Liability Insurance, Student Loan Guarantees, Systems Performance Insurance, Weather-Related Coverage, and Bonds used in Lieu of Letters of Credit (except where such bonds are allowed to be substituted for Letter of Credit for Contract Bid, Performance, or Labor and Material payment obligations outside the United States).

14. Bonds written on an excess of loss basis.

15. Appeal bonds unless 100% collateralized.

16. No coverage for fraudulent or misuse of powers of attorney or granted authority by producing agents.

17. Nuclear Incident liability reinsurance.

18. War Risks exclusion clause.

19. Pools and Associations.

20. Insolvency Funds.

21. Third Party Liability cover of all types, including strict liability.

    In respect of a bond or bonds issued, to guarantee the performance of a contract, this Agreement does not cover loss or loss expenses which arise from liability, for bodily injury (including sickness, disease or death), property damage (including cleanup or remediation costs), damage to the environment, diminution in value of property), or economic loss of any kind (including loss of use of property).

    Under no circumstances shall the Reinsurer follow the fortunes of the Company where the Company is found legally liable to pay such loss or loss expense under a bond or bonds.

22. Reinsurance assumed, but not to exclude business underwritten by the Company and otherwise subject to the treaty, but issued on another Company's policy due to license or other considerations.

23. Strip Mining Bonds.

24. Co-Surety Bond business.

25. Super Fund Clean-Up or similar exposures.

26. Ground water contamination exposures.

                       The Mountbatten Surety Company Inc.
                        Surety Excess of Loss Reinsurance
                                   Schedule A

                        Terms Effective November 1, 1996


Basis:  Losses Discovered, Each Principal
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                           First Excess                 Second Excess                  Third Excess               Fourth Excess

Limit:                     $850,000                      $1,000,000                    $2,500,000                    $3,000,000
                           Excess of
Retention:                 $150,000                      $1,000,000                    $2,000,000                    $4,500,000

Reinstatements/            1st reinstatement free,       2.0 with additional premium   1 with additional premium         Nil
   Limitations:            next two reinstatements       pro rata as to amount and     pro rata as to amount and
                           with additional premium       50% as to time.               100% as to time.
                           prorata as to amount, 50%
                           as to time
Premium:
     Rate applicable to
     SWP                       8.1%                          4.25%                        2.20%                         1.33%

Profit Sharing:        20% of profits after 20%
                          Reinsurer Expense

Annual Deposit:              $850,000                      $445,000                     $230,000                      $139,000

Minimum Premium:             $765,000                      $400,000                     $205,000                      $125,000

Payable:                    Quarterly                      Quarterly                    Quarterly                     Quarterly
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Other: Company to retain 5% of the First and Second Excess of Loss Layers
         Bonds  exceeding  $3,000,000 and Work Programs  exceeding  7,500,000 to have sign off by either the  Chairman or EVP. One page summary of bonds over $3,000,000 to be sent to lead reinsurer within two working days of commitment.

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                       The Mountbatten Surety Company Inc.
                                Bala Cynwyd, PA.

                        Surety Excess of Loss Reinsurance


Reinsurers Effective: November 1, 1996
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Reinsurer                         First Excess  Second Excess  Third Excess   Fourth Excess
---------                         ------------  -------------  ------------   -------------

Transatlantic                      47.50%          47.50%         50.00%          50.00%
     Reinsurance Co.

Underwriters at Lloyds,
     London through
     Ballantyne, McKean
     & Sullivan, Ltd.              23.75%          23.75%         25.00%          25.00%

Chatham
     Reinsurance Corp.              0.00%           4.00%          4.00%           3.00%

Hartford Fire Insurance Co.        23.75%          19.75%         21.00%          22.00%
                                  ------          ------          -----           -----
                                   95.00%          95.00%         100.0%          100.0%
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